Exhibit 4.1

# PERFORMANCE
# SPORTS GROUP

(INCORPORATED UNDER THE LAWS OF THE PROVINCE OF BRITISH COLUMBIA)

NUMBER
CERT.9999

COMMON SHARES
**9,000,000**********
***9,000,000*********
****9,000,000********
*****9,000,000*******
******9,000,000******

THIS CERTIFIES THAT

*** SPECIMEN ***

CUSIP: 71377G100
ISIN: CA71377G1000

is the registered owner of

*** NINE MILLION AND 00/100 ***

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

## PERFORMANCE SPORTS GROUP LTD.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

There are special rights and restrictions attached to the Common Shares represented by this certificate. A copy of the full text of those special rights and restrictions may be obtained, without charge, from the registered office of the Corporation.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

**DATED: JANUARY 01, 2009**

COUNTERSIGNED by
Equity Financial Trust Company
200 University Avenue, Suite 300
Toronto, ON M5H 4H1
Main Transfer Agent and Registrar

By____________________
AUTHORIZED OFFICER

OR

COUNTERSIGNED AND REGISTERED by
Continental Stock Transfer & Trust Co.
17 Battery Place, 8th Floor
New York, NY 10004
Co-Transfer Agent

By____________________
AUTHORIZED OFFICER

Kevin Davis
Chief Executive Officer

Amir Rosenthal
President

The Shares represented by this Certificate are transferable at the offices of Continental Stock Transfer & Trust Co., New York, New York, USA, and at the offices of Equity Financial Trust Company, Toronto, Ontario, Canada.

SECURITY INSTRUCTIONS ON REVERSE    VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

Printed by DATA BUSINESS FORMS

FORM OF TRANSFER		RESTRICTIONS
FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto (PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE)
-	-

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

    Common Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

    Attorney
to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated ______________________________

   Signature: __________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM

Guaranteed
by: ___________________________________________________

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ
THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT
 NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.
PAPER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA
 PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA
 LUMIÈRE.